SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

College Retirement Equities Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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College Retirement Equities Fund 730 Third Avenue New York, New York 10017-3206

Important Notice Regarding Availability of Proxy Materials

for the Meeting of CREF Participants to be Held on July 15, 2014

The Proxy Statement for this Meeting is Available at:

www.proxy-direct.com/cre-25581

NOTICE OF MEETING OF CREF PARTICIPANTS — JULY 15, 2014

The College Retirement Equities Fund (“CREF”) will hold its meeting of participants on July 15, 2014, at 1:00 p.m. at CREF’s offices at 8500 Andrew Carnegie Blvd., Charlotte, North Carolina 28262. This proxy statement was mailed to participants starting on or about June 10, 2014.

The purpose of the meeting is:

1.	To elect ten individuals to serve as Trustees for four-year terms and until their successors shall take office following the end their term;
2.	To ratify the Board of Trustees’ selection of PricewaterhouseCoopers LLP to serve as CREF’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and
3.	To address any other business that may properly come before the meeting.

The Board of Trustees has set May 31, 2014, as the record date for determining the number of votes entitled to be cast. You may vote at the meeting only if you had CREF voting rights as of May 31, 2014.

By order of the Board of Trustees,

Phillip T. Rollock

Secretary

Please vote as soon as possible before the meeting, even if you plan to attend the meeting. You can vote quickly and easily by toll-free telephone call, over the Internet or by mail. Just follow the simple instructions that appear on your proxy card. Since we cannot hold the meeting unless a quorum is reached, please help CREF avoid the expense of a follow-up mailing by voting today!

If you plan to attend the meeting, please call 877-535-3910, ext. 22-2440, to obtain an admission pass. In accordance with CREF’s security procedures, a pass and appropriate picture identification will be required to enter the CREF meeting. Please note that no laptop computers, recording equipment or cameras will be permitted. All cell phones must be turned off when entering the meeting and remain off during the meeting. Please read the instructions on the pass for additional information.

June 10, 2014

COLLEGE RETIREMENT EQUITIES FUND

PROXY STATEMENT FOR MEETING OF PARTICIPANTS TO BE HELD ON JULY 15, 2014

The Board of Trustees of the College Retirement Equities Fund (“CREF”) has sent you this proxy statement to ask for your vote on certain matters affecting CREF. The accompanying proxy will be voted at the meeting of CREF participants being held on July 15, 2014, at 1:00 p.m. EDT at CREF’s offices at 8500 Andrew Carnegie Blvd., Charlotte, North Carolina 28262. This proxy statement was mailed to participants starting on or about June 10, 2014.

The participants of CREF are being asked to vote on the following:

1.	The election of ten individuals to serve as Trustees for four years and until their successors shall take office following the end of their term;

2.	The ratification of the Board of Trustees’ selection of PricewaterhouseCoopers LLP to serve as CREF’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and

3.	Any other business that may properly come before the meeting or any adjournments or postponements thereof.

At this time, the Board of Trustees does not know of any other matters being presented at the meeting or any adjournments or postponements thereof.

How Do I Vote?

You can vote in any one of four ways:

(1)	By marking, signing and mailing the proxy card in the envelope provided;

(2)	By logging on to the Internet site shown on your proxy card and following the on-screen instructions;

(3)	By calling the toll-free telephone number shown on your proxy card and following the recorded instructions; or

(4)	By voting in person at the meeting.

If you vote by Internet or telephone, please do not mail your proxy card.

Can I Cancel or Change My Vote?

You can cancel or change your vote at any time up until 1:00 p.m. Eastern Time on July 15, 2014. You can do this by simply voting again — by executing and returning a later-dated proxy card, voting through the Internet or by a toll-free telephone call, voting in person at the meeting or you can cancel your vote by writing CREF’s Corporate Secretary at 730 Third Avenue, New York, New York 10017-3206. Cancelled or changed votes (other than votes cast in person at the meeting) must be received by the 1:00 p.m. deadline.

How Does a Proxy Work?

When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the meeting. If you sign and return the proxy card but do not specifically instruct the agents otherwise, they will vote FOR the election of all the nominees listed herein for Trustee and FOR ratification of the selection of PricewaterhouseCoopers LLP to serve as CREF’s independent registered public accounting firm. At this time, the Board of Trustees of CREF (“Board”) does not know of any other matters being presented at the meeting. If other matters are brought before the meeting, the proxy agents will vote the proxies using their own best judgment in their discretion, as allowed by the proxy. All proxies solicited by the Board that are properly executed and received by the Secretary prior to the meeting, and are not cancelled, will be voted at the meeting.

Who May Vote; How Many Votes Do I Get?

Each person having voting rights on May 31, 2014 may vote at the meeting with respect to each item on the proxy ballot. On May 21, 2014, there were 226,290,542,499.06 total votes eligible to be cast, broken down as follows by CREF account (each, an “Account” and, collectively, the “Accounts”):

Stock Account – 125,096,279,841.69 votes	Social Choice Account – 13,958,773,613.44 votes
Money Market Account – 11,807,075,416.40 votes	Global Equities Account – 19,074,023,053.35 votes
Bond Market Account – 13,380,520,185.59 votes	Growth Account – 19,257,935,346.57 votes
Inflation-Linked Bond Account – 7,727,085,524.51 votes	Equity Index Account – 15,988,849,467.51 votes

The number of votes you have is equal to the dollar value of your accumulation in each Account on May 31, 2014. If you are receiving annuity payments, the number of votes you have is equal to the dollar amount held on May 31, 2014, in the annuity fund of each Account to meet CREF’s annuity obligations to you. We will count votes expressed to two decimal points.

How Many Votes Are Needed for a Quorum or to Pass a Vote?

There will be a quorum for the meeting if 10 percent of the votes entitled to be cast vote in person or by proxy. Abstentions are counted in determining whether a quorum has been reached. A Trustee shall be elected to the Board if he or she receives a majority of the votes cast at a meeting where a quorum is present. Approval of any other proposals also requires a majority of the votes cast at a meeting where a quorum is present. Abstentions from voting are not treated as votes cast for the election of Trustees or any other proposal. No votes are cast by brokers.

If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring participant attention, the persons named as proxy agents may propose one or more adjournments of the meeting to permit further solicitation of additional votes.

I. ELECTION OF TRUSTEES

One purpose of the meeting is to elect a Board. Each CREF Trustee will be elected to serve for four years and until his or her successor shall take office. CREF’s constitution and bylaws were amended in 2014 to permit flexibility in the terms of Trustees, as permitted under the New York Not-for-Profit Corporation Law and pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to these amendments, CREF Trustees served for one-year terms. Pursuant to the provisions of the bylaws of CREF and resolutions of the Board, the maximum number of Trustees has been fixed at ten. The CREF bylaws also give the Board authority to appoint new Trustees to fill vacancies between meetings.

At this meeting, you are being asked to elect to the Board the ten current Trustees. Information about each of these nominees is set forth below. It is intended that properly executed and returned proxies will be voted FOR the election of the ten nominees unless otherwise indicated in the proxy.

Each nominee was first recommended by the Nominating and Governance Committee of the Board. This Committee consists of Trustees who are also themselves nominees and, like all the other members of the Board, are not “interested persons” of CREF as such term is defined in the 1940 Act.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast your votes for a substitute chosen by the current Board.

The Board, which is composed entirely of Trustees who are not “interested persons” (as defined in the 1940 Act) of CREF or of TIAA-CREF Investment Management, LLC (“Investment Management”), CREF’s investment adviser, unanimously recommends that the participants of CREF vote FOR the election of each of the Trustees.

INFORMATION CONCERNING NOMINEES

Forrest Berkley, 60, is a retired partner of GMO (formerly, Grantham, Mayo, Van Otterloo & Co.), an investment management firm, since 2006. He was a partner of GMO from 1990 to 2005, and Head of Global Product Management from 2003 to 2005. He is a director of GMO, director of the Maine Coast Heritage Trust, and a Trustee of the Maine Chapter of the Nature Conservancy, and an Investment Committee member of the Maine Community Foundation and the Elmina B. Sewall Foundation. Mr. Berkley received a B.A. from Yale University and an M.B.A. and a law degree from Harvard University. He has served as a CREF Trustee since 2006.

Nancy A. Eckl, 51, was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end investment companies) from 1990 to 2006. Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors, Inc. Ms. Eckl is an independent director of The Lazard Funds, Inc. and Lazard Retirement Series, Inc. (both open-end investment companies), Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (both New York Stock Exchange listed closed-end funds), and an independent board member of Lazard Alternative Strategies 1099 Fund (a closed-end, registered fund of hedge funds). Ms. Eckl received a B.B.A. degree from the University of Notre Dame. She is designated as an audit committee financial expert for CREF and is licensed as a Certified Public Accountant in the State of Texas. Ms. Eckl has served as a CREF Trustee since 2007.

Michael A. Forrester, 46, is the Chief Executive Officer since 2014, and a Board member since 2007, and served as the Chief Operating Officer from 2007 to 2014, of Copper Rock Capital Partners, LLC. Prior to joining Copper Rock Capital Partners, he served as the COO of DDJ Capital Management from 2003 to 2006. In addition, Mr. Forrester has worked at Fidelity Investments from 1992 to 2002 in a variety of roles within the institutional asset management division, including Executive Vice President and Head of Sales, Marketing, Client Service and Consulting Relations, Senior Vice President and Head of Marketing and Product Management, and President of Fidelity’s Alternative Investments Group. Prior to Fidelity, Mr. Forrester worked in corporate finance at Dean Witter Reynolds in the Private Placement Group. Mr. Forrester has a B.A. degree from Washington and Lee University. Mr. Forrester has served as a CREF Trustee since 2007.

Howell E. Jackson, 60, has been the James S. Reid, Jr. Professor of Law of Harvard Law School since 2004, having served as Senior Adviser to the President and Provost from 2010 to 2012, as Acting Dean in 2009, as Vice Dean for Budget from 2003 to 2006, and on the faculty since 1989. He is a Director of the D2D Fund. Professor Jackson has a B.A. degree from Brown University and a joint J.D./M.B.A. from Harvard University. Professor Jackson has served as a CREF Trustee since 2005 and Chairman of the Board since 2013.

Nancy L. Jacob, 71, has been Principal of NL Jacob Consultant since 2012, and was the President, Managing Principal, and Founder of NLJ Advisors Inc., an investment adviser, from 2006 to 2012. She was President and Managing Principal of Windermere Investment Associates from 1997 to 2006. She is a former Director and Chairman of the Investment Committee of the Okabena Company, a financial services firm. Dr. Jacob received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine. Dr. Jacob has served as a CREF Trustee since 1979.

Thomas J. Kenny, 51, served as a partner of Goldman Sachs Asset Management from 2004 to 2010, having served as Managing Director from 1999 to 2004 of Goldman Sachs Asset Management and having worked at Goldman Sachs since 1999. Mr. Kenny is a director of the Sansum Clinic, a member of the investment committee of College of Mount Saint Vincent and Cottage Health System, a member of the United States Olympics Paralympics Advisory Committee and the University of California at Santa Barbara Arts and Lectures Advisory Council, and Trustee and Treasurer of Crane County Day School. Mr. Kenny is also an adviser to Aflac Inc.’s Board of Directors Investment and Investment Risk Committee. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He is a Chartered Financial Analyst. Mr. Kenny has served as a CREF Trustee since 2011.

Bridget A. Macaskill, 65, has been the Chief Executive Officer since 2010, and President and Chief Operating Officer since 2009, of First Eagle Investment Management, LLC. She was formerly a Principal of BAM Consulting LLC, an independent financial services consulting firm, from 2003 to 2009. Ms. Macaskill also served as an Independent Consultant for Merrill Lynch under the terms of the Global Research Settlement from 2003 to 2009. Ms. Macaskill serves on the Board of Directors of Arnhold and S. Bleichroeder Holdings, First Eagle Investment Management, LLC, Close Brothers Group plc, American Legacy Foundation’s Investment Committee, University of Edinburgh’s Campaign Board, and the North Shore Land Alliance. She is a former director of: Prudential plc; J. Sainsbury plc; Scottish and Newcastle plc (brewer); Governor’s Committee on Scholastic Achievement; William T. Grant Foundation; and Federal National Mortgage Association (Fannie Mae). She received a B.S. with honors from the University of Edinburgh. Ms. Macaskill has served as a CREF Trustee since 2003.

James M. Poterba, 55, has been President and Chief Executive Officer and a member of the Board of Directors of the National Bureau of Economic Research since 2008. He has been the Mitsui Professor of Economics since 1996 and was the Head of the Economics Department from 2006 until 2008 at the Massachusetts Institute of Technology (“MIT”), where he has taught since 1983. From 1994 to 2000 and 2001 to 2006 he was Associate Head of the Economics Department at MIT. He was the Director of the Public Economics Research Program at the National Bureau of Economic Research from 1990 to 2008. He is a Director of the Alfred P. Sloan Foundation, and President of the Eastern Economics Association, and a member of the Congressional Budget Office Panel of Economic Advisers. He also served as a director of the Jeffrey Company and Jeflion Company, which are unregistered investment companies. He holds an A.B. from Harvard College and an M.Phil. and a D.Phil. from Oxford University. Dr. Poterba has served as a CREF Trustee since 2006.

Maceo K. Sloan, 64, has been the Chairman, President, and Chief Executive Officer of Sloan Financial Group, Inc. since 1991; Chairman and Chief Executive Officer since 1991 and Chief Investment Officer from 1991 to 2013 of NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer since 2003 and Chief Investment Officer from 2003 to 2013 of NCM Capital Advisers Inc., having served as Chairman, President, and Principal Executive Officer of NCM Capital Investment Trust from 2007 to 2012. Mr. Sloan is a director of SCANA Corporation and also a member of the National Board of Advisors of Duke Children’s Hospital and Health Center, and a former director of M&F Bancorp, Inc. and NCM Capital Investment Trust. Mr. Sloan received a B.A. from Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of Law. Mr. Sloan has served as a CREF Trustee since 1991.

Laura T. Starks, 64, has been the Charles E. and Sarah M. Seay Regents Chair of Finance since 2002, Director of the AIM Investment Center since 2000, Associate Dean for Research since 2011 and Chairman of the Department of Finance from 2002 to 2011, at the McCombs School of Business at the University of Texas at Austin, where she has taught since 1987. Dr. Starks is a member of the Board of Governors of the Investment Company Institute, the Governing Council of the Independent Directors Council (an association for mutual fund directors) and of the Investment Advisory Committee of the Employees Retirement System of Texas. She served on the 2013 Strategy Council for the Norwegian Government Pension Fund and is currently serving on an Expert Group for the Fund. She is a former director/trustee of the USAA Mutual Funds. Professor Starks has a B.A. from the University of Texas at Austin, an M.B.A. from the University of Texas at San Antonio, and a Ph.D. from the University of Texas at Austin. Dr. Starks has served as a CREF Trustee since 2006.

MANAGEMENT OF CREF

THE BOARD OF TRUSTEES

CREF is governed by its Board, which oversees CREF’s business and affairs. The Board delegates the day-to-day management of the Accounts to Investment Management and the officers of CREF (see below).

BOARD LEADERSHIP STRUCTURE AND RELATED MATTERS

The Board is currently composed of ten Trustees, all of whom are independent or disinterested, which means that they are not “interested persons” of CREF as defined in Section 2(a)(19) of the 1940 Act (“independent Trustees”). One of the independent Trustees, Howell E. Jackson, serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, CREF’s officers and other management personnel, and counsel to the independent Trustees. The Chairman performs such other duties as the Board may from time to time determine. The principal executive officer of CREF does not serve on the Board.

The Board meets periodically to review, among other matters, the Accounts’ activities, contractual arrangements with companies that provide services to the Accounts and the performance of the Accounts’ investment portfolios. The Board holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes six standing committees and one special committee, each made up solely of independent Trustees and chaired by an independent Trustee, as described below. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes its committees and having an independent Trustee in the position of Chairman of the Board and of each committee, provides for independent oversight of management and is appropriate for CREF in light of, among other factors, the asset size and nature of CREF and the Accounts, the number of Accounts overseen by the Board, the number of other funds overseen by the Trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex (as defined below), the arrangements for the conduct of the Accounts’ operations, the number of Trustees, and the Board’s responsibilities.

CREF is part of the TIAA-CREF Fund Complex, which is composed of the 8 Accounts within CREF, the 59 funds within TIAA-CREF Funds (“TCF”), the 11 funds within the TIAA-CREF Life Funds (“TCLF”) and the single portfolio within TIAA Separate Account VA-1 (“VA-1”). The same persons who constitute the Board also constitute, and Professor Jackson also serves as the Chairman of, the respective boards of trustees of TCF and TCLF and the management committee of VA-1.

QUALIFICATIONS OF TRUSTEES

The Board believes that each of the Trustees is qualified to serve as a Trustee of CREF based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character; integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of CREF and other funds in the TIAA-CREF Fund Complex.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the Disinterested Trustees and Nominees table.

RISK OVERSIGHT

Day-to-day management of the various risks relating to the administration and operation of CREF and the Accounts is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its committees (which are described below). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for CREF and the Accounts. The Board recognizes that it is not possible to identify all of the risks that may affect CREF and the Accounts or to develop procedures or controls that eliminate CREF’s and the Accounts’ exposure to all of these risks.

In general, an Account’s risks include, among others, strategic risk, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, and legal, regulatory and compliance risks. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to CREF and the Accounts. In addition, under the general oversight of the Board, Investment Management, the investment adviser for each Account, and other service providers to the Accounts have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Accounts. Different processes, procedures and controls are employed with respect to different types of risks.

The Board and/or its committees regularly receive reports, presentations and other information from officers of CREF and other persons, including senior management personnel for Investment Management and its affiliates. Senior officers of CREF, senior officers of Investment Management and its affiliates (collectively, “TIAA-CREF”), and CREF’s Chief Compliance Officer (“CCO”) regularly report to the Board and/or one or more of its standing committees on a range of matters, including those relating to risk management. The Board and/or its committees also regularly receive reports, presentations and other information from Investment Management with respect to the investments and securities trading of the Accounts. At least annually, the Board receives a report from CREF’s CCO regarding the effectiveness of CREF’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Investment Management in connection with the Board’s consideration of the renewal of CREF’s investment management agreement with Investment Management and CREF’s distribution plan under Rule 12b-1 of the 1940 Act.

Officers of CREF and officers of Teachers Insurance and Annuity Association of America and its affiliates also report regularly to the Audit and Compliance Committee on CREF’s internal controls and accounting and financial reporting policies and practices. CREF’s CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA-CREF Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from CREF’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from CREF’s officers and Investment Management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information received from Investment Management and other TIAA-CREF personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to CREF, either directly or through CREF’s officers, other Investment Management personnel or CREF’s CCO, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Investment Management with respect to the investments, securities trading and other portfolio management aspects of the Accounts.

The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Investment Management regarding the voting of proxies of the Accounts’ portfolio companies.

CURRENT CREF TRUSTEES, NOMINEES AND EXECUTIVE OFFICERS

The following table includes certain information about CREF’s current Trustees, nominees and executive officers, including positions currently held with CREF, length of office and time served, and principal occupations in the last five years and other relevant experience and qualifications. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each Trustee and certain directorships held by each of them. The first table includes information about CREF’s disinterested Trustees and nominees and the second table includes information about CREF’s officers.

DISINTERESTED TRUSTEES AND NOMINEES

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Forrest Berkley
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Trustee	Four-year term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	79	Director of GMO; Director, The Maine Coast Heritage Trust; Investment Committee Member, Maine Community Foundation and the Elmina B. Sewall Foundation; and Trustee of the Maine Chapter of the Nature Conservancy. Former Director and member of the Investment Committee of the Boston Athenaeum; and former Director of Appalachian Mountain Club.

Nancy A. Eckl
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/6/62	Trustee	Four-year term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is designated as an audit committee financial expert and is licensed as a certified public accountant in the State of Texas.	79	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc., and Lazard World Dividend & Income Fund, Inc.; and Independent Trustee Lazard Alternative Strategies 1099 Fund.

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael A. Forrester
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/5/67	Trustee	Four-year term. Trustee since 2007.	Chief Executive Officer (since 2014) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	79	Director, Copper Rock Capital Partners, LLC (investment adviser).

Howell E. Jackson
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Chairman of the Board and Trustee	Four-year term. Chairman of the Board since 2013. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006), and on the faculty (since 1989) of Harvard Law School. Professor Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and social security, and organizational management and education.	79	Director, D2D Fund.

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nancy L. Jacob[1]
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Four-year term. Trustee since 1979.	Principal, NL Jacob Consultant (economic and business consultant) (since 2012); President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser). President and Managing Principal, Windermere Investment Associates (1997–2006). Dr. Jacob has particular experience in education, finance, economics, private wealth management and related services.	79	None

Thomas J. Kenny
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 3/27/63	Trustee	Four-Year term. Trustee since 2011.	Partner (2004–2010) and Managing Director (1999-2004), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on nonprofit boards.	79	Director, Sansum Clinic; Investment Committee member, College of Mount Saint Vincent and Cottage Health System; Member, United States Olympics Paralympics Advisory Committee, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Treasurer, Crane County Day School.

[1]	It is anticipated that Nancy Jacob will retire at the end of 2015 under CREF’s retirement policy.

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bridget A. Macaskill
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Four-year term. Trustee since 2003.	Chief Executive Officer (since 2010), President and Chief Operating Officer (since 2009) of First Eagle Investment Management, LLC. Principal, BAM Consulting, LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009). Ms. Macaskill has particular experience in investment management, finance, marketing, global operations management and organizational development, as well as experience on educational and other non-profit boards.	79	Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; Close Brothers Group plc; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and the North Shore Land Alliance. Former Director, Prudential plc; J. Sainsbury plc; Scottish and Newcastle plc (brewer); Governor’s Committee on Scholastic Achievement; William T. Grant Foundation; and Federal National Mortgage Association (Fannie Mae).

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James M. Poterba
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Four-year term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996), Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008). Professor Poterba has particular experience in education, economics, finance, tax, and organizational development.	79	Director, National Bureau of Economic Research and the Alfred P. Sloan Foundation; Member, Congressional Budget Office Panel of Economic Advisers. Former Director, The Jeffrey Company and Jeflion Company (unregistered investment companies).

Maceo K. Sloan
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Trustee	Four-year term. Trustee since 1991.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman and Chief Executive Officer (since 1991) and Chief Investment Officer (1991–2013), NCM Capital Management Group, Inc.; Chairman and Chief Executive Officer (since 2003) and Chief Investment Officer (2003–2013), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012). Mr. Sloan has particular experience in investment management, finance and organizational development.	79	Director, SCANA Corporation (energy holding company); Member, Duke and Children’s Hospital and Health Center National Board of Advisors. Former Director, M&F Bancorp, Inc. and NCM Capital Investment Trust.

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Laura T. Starks
c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Four-year term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002); Professor, University of Texas at Austin (since 1987). Former Chairman, Department of Finance, University of Texas at Austin (2002–2011). Dr. Starks has particular experience in education, finance, mutual funds and retirement systems.	79	Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors); and Investment Advisory Committee, Employees Retirement System of Texas. Former Director/Trustee, USAA Mutual Funds.

OFFICERS

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brandon Becker
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2009.	Executive Vice President and Chief Legal Officer of Teachers Insurance and Annuity Association of America (“TIAA”), and College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”) (since 2009). Former Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009).

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard S. Biegen
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/8/62	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Chief Compliance Officer of the TIAA-CREF Fund Complex and TIAA Separate Account VA-3 (since 2008). Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Asset Management Compliance of TIAA. Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008). Former Chief Compliance Officer (2008), Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Teachers Advisors, Inc. (“Advisors”). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Advisors LLC (“TCAA”) (since 2011). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Services, LLC (“TCAS”) (since 2011). Interim Chief Compliance Officer for TIAA-CREF Life Insurance Company Separate Accounts VA-1, VLI-1 and VLI-2 (since 2012). Interim Chief Compliance Officer for Covariance Capital Management, Inc. (since 2013).

Carol W. Deckbar
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/13/62	Executive Vice President	One-year term. Executive Vice President since 2013.	Chief Executive Officer (since 2014), Executive Vice President (2013–2014), Chief Operating Officer (2013–2014), Interim Head (2012-2013) and Manager (since 2011) of TIAA-CREF Asset Management (“TCAM”), and Executive Vice President of the TIAA-CREF Fund Complex (since 2013). Senior Vice President, Investment Products, TIAA (2009–2012). Managing Director, Mutual Fund Products, TIAA (2007–2009). Senior Managing Director, President, and COO of Advisors and Investment Management (since 2012). Director of Advisors (since 2008). Manager, President, and COO of TCAA and TCAS (since 2011). Manager of TIAA-CREF Individual & Institutional Services, LLC (since 2010). Director of Westchester Group Investment Management, Inc. (since 2011). Manager of Beaver Investment Holdings, LLC (since 2012). Director of GreenWood Resources, Inc. (since 2012). Director of TH RE Administration Ltd., TH RE FCACO Ltd., TH RE AIFM Group Ltd., and TH RE Group Holdings Ltd. (2013-2014).

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Roger W. Ferguson, Jr.
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/28/51	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2008.	President and Chief Executive Officer of TIAA, CREF and TIAA Separate Account VA-1 (since 2008). Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds (2012–2013). Director of Covariance Capital Management, Inc. (“Covariance”) (since 2010). Former Chairman, Head of Financial Services and Member of the Executive Committee, Swiss Re America Holding Corporation (2006–2008). Former Vice Chairman and Member of the Board of Governors of the United States Federal Reserve System (1997–2006).

Phillip G. Goff
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Treasurer	One-year term. Treasurer since 2008.	Treasurer of CREF (since 2008); Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and Chief Financial Officer and Principal Accounting Officer (since 2009) and Treasurer (since 2008) of TIAA Separate Account VA-1. Director of Advisors (since 2008). Senior Vice President (since 2010) and Funds Treasurer (since 2006) of TIAA. Director of Advisors (since 2008). Director of TCAM (since 2011). Senior Vice President (since 2010) and Funds Treasurer (since 2007) of Advisors and Investment Management. Assistant Treasurer of TIAA-CREF Life Insurance Company (“T-C Life”) (since 2012). Director of TIAA-CREF Trust Company, FSB (“Trust”) (since 2008). Director, Senior Vice President and Funds Treasurer of TCAA (since 2011). Director, Senior Vice President and Funds Treasurer of TCAS (since 2011).

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Gruppo
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer (since 2013) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2009). Executive Vice President, Head of Risk Management of TIAA (2009–2013). Executive Vice President, Risk Management (since 2009), Senior Managing Director of Advisors and Investment Management (2006–2009) and Head of Credit Risk Management of Advisors and Investment Management (2005–2006). Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008–2009). Executive Vice President, Risk Management of TCAA (since 2011). Executive Vice President, Risk Management of TCAS (since 2011). Senior Managing Director, Chief Credit Risk Officer (2004–2008) of TIAA.

Robert G. Leary
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/20/61	Executive Vice President	One-year term. Executive Vice President since 2013.	Executive Vice President of Asset Management of TIAA (since 2013), and Manager (since 2013) and President and Chief Executive Officer (2013-2014) of TCAM, and Executive Vice President of CREF and VA-1 (since 2013). President and Principal Executive Officer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2013). Director, President and Chief Executive Officer of Advisors (since 2013). Manager, President and Chief Executive Officer of Investment Management (since 2013). Director of TH RE Ltd. (since 2013). Director (since 2013), President and Chief Executive Officer of TPIS (2013-2014). Director of TIAA International Holdings 1 Ltd., TIAA International Holdings 2 Ltd., and TIAA International Holdings 3 Ltd. (since 2013). Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds (June–September 2013). Representative, Securities Research, Inc. (February–May 2013). President and Chief Operating Officer, U.S., ING Americas (2011 to 2012). Chief Executive Officer, ING Insurance US (2010–2011). Chairman and Chief Executive Officer, ING Investment Management, Americas (2007–2009).

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald Pressman
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/11/58	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Operating Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Director, Covariance (since 2012). Director, T-C Life (since 2012). Director, Kaspick & Company LLC (since 2012). Manager, TIAA-CREF Redwood, LLC (“Redwood”) (since 2013). Director, Aspen Insurance Holdings, LLC (since 2011). President and Chief Executive Officer of General Electric Capital Real Estate (2007–2011).

Phillip T. Rollock
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/31/62	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director (since 2013) and Corporate Secretary since 2012.	Senior Managing Director (since 2013), Corporate Secretary (since 2012) and Senior Vice President (2012–2013) of TIAA and the TIAA-CREF Fund Complex. Managing Director, Retirement and Individual Financial Services (2010–2012) and Vice President, Product Development and Management, Institutional Client Services (2006–2010) of TIAA.

Otha T. Spriggs, III
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/16/51	Executive Vice President	One-year term. Executive Vice President since 2012.	Executive Vice President and Chief Human Resources Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Senior Vice President of Human Resources, Boston Scientific (2010–2012) President of Integrated People Solutions (2009–2010); Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp. (2001–2009).

Edward D. Van Dolsen
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, President of Retirement and Individual Services (since 2011) of TIAA, and Executive Vice President (since 2008) of the TIAA-CREF Fund Complex. Chief Operating Officer (2010–2011), Executive Vice President, Product Development and Management (2009–2010), Executive Vice President, Institutional Client Services (2006–2009), Executive Vice President, Product Management (2005–2006), and Senior Vice President, Pension Products (2003–2005) of TIAA. Director of Covariance (since 2010). Director (since 2007), Chairman and President (since 2012) of TCT Holdings, Inc. Director (2007–2011) and Executive Vice President (2008–2010) of TCAM. Manager (since 2006), President and CEO (2006–2010) of Redwood. Former Director of Tuition Financing (2008–2009) and Executive Vice President of T-C Life (2009–2010).

Name, Address and Age	Position(s) Held with CREF	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Constance K. Weaver
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/26/52	Executive Vice President	One-year term. Executive Vice President since 2010.	Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Chief Communications Officer of TIAA (2010–2011). Senior Vice President, The Hartford Financial Services Group, Inc. (2008–2010).

Virginia M. Wilson
TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 7/22/54	Executive Vice President, Chief Financial Officer and Principal Accounting Officer	One-year term. Executive Vice President, Chief Financial Officer and Principal Accounting Officer since 2010.	Executive Vice President, Chief Financial Officer of TIAA and Executive Vice President, Chief Financial Officer and Principal Accounting Officer of CREF (since 2010). Manager, Executive Vice President and Chief Financial Officer of Redwood (since 2010); Manager, Executive Vice President and Chief Financial Officer of TCT Holdings, Inc. (since 2010) and Director of TCAM (2010–2011). Executive Vice President and Chief Financial Officer, Wyndham Worldwide Corporation (2006–2009).

TRUSTEE EQUITY OWNERSHIP

The following table includes information relating to equity securities owned beneficially by all current CREF Trustees and nominees in CREF and in all registered investment companies in the TIAA-CREF Fund Complex as of May 21, 2014. The amounts reported below include amounts contributed to Accounts for the benefit of the disinterested Trustees pursuant to CREF’s long-term compensation plan for non-employee Trustees.

DISINTERESTED TRUSTEES AND NOMINEES

Name of Trustee	Dollar Range of Securities in CREF	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen by Trustee in the TIAA-CREF Fund Complex
Forrest Berkley	Growth Account — Over $100,000 Money Market Account — Over $100,000	Over $100,000
Nancy A. Eckl	Stock Account — Over $100,000 Global Equities Account — $50,001–$100,000 Growth Account — $10,001–$50,000	Over $100,000
Michael A. Forrester	Money Market Account — Over $100,000	Over $100,000
Howell E. Jackson	Stock Account — Over $100,000 Inflation Linked Bond Account — Over $100,000 Social Choice Account — $50,001–$100,000	Over $100,000
Nancy L. Jacob	Stock Account — Over $100,000 Growth Account — $50,001–$100,000	Over $100,000

Name of Trustee	Dollar Range of Securities in CREF	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen by Trustee in the TIAA-CREF Fund Complex
Thomas J. Kenny	Stock Account — $10,001–$50,000 Global Equities Account — $10,001–$50,000 Social Choice Account — $10,001–$50,000 Bond Market Account — $1–$10,000 Money Market Account — $10,001–$50,000	Over $100,000
Bridget A. Macaskill	Bond Market Account — $10,001–$50,000 Money Market Account — $50,001–$100,000	Over $100,000
James M. Poterba	Stock Account — Over $100,000 Global Equities Account — Over $100,000 Equity Index Account — Over $100,000 Social Choice Account — Over $100,000	Over $100,000
Maceo K. Sloan	Stock Account — Over $100,000 Global Equities Account — Over $100,000 Growth Account — $10,001–$50,000 Equity Index Account — $50,001–$100,000 Social Choice Account — Over $100,000	Over $100,000
Laura T. Starks	Stock Account — Over $100,000 Global Equities Account — $10,001–$50,000 Equity Index Account — $10,001–$50,000 Social Choice Account — $10,001–$50,000 Bond Market Account — $10,001–$50,000	Over $100,000

As of April 30, 2014, to the knowledge of CREF’s management, the Trustees and officers owned as a group less than 1% of the securities of any Account.

TRUSTEE COMPENSATION

The following table discloses the aggregate compensation received from CREF and the TIAA-CREF Fund Complex by each Trustee for the year ended December 31, 2013. CREF’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex. For purposes of the chart, the TIAA-CREF Fund Complex consists of: CREF, TCF, TCLF and VA-1, each a registered investment company.

DISINTERESTED TRUSTEES

Name	Aggregate Compensation From CREF†	Long-Term Compensation Contribution As Part of CREF Expenses*	Total Compensation From TIAA-CREF Fund Complex†
Forrest Berkley‡	$227,221.32	$57,774.46	$295,000.00
Nancy A. Eckl	$234,899.69	$57,774.46	$305,000.00
Michael A. Forrester	$231,048.06	$57,774.46	$300,000.00
Howell E. Jackson	$288,822.52	$57,774.46	$375,000.00

Name	Aggregate Compensation From CREF†	Long-Term Compensation Contribution As Part of CREF Expenses*	Total Compensation From TIAA-CREF Fund Complex†
Nancy L. Jacob‡	$242,627.84	$57,774.46	$315,000.00
Thomas J. Kenny‡	$215,641.53	$57,774.46	$280,000.00
Bridget A. Macaskill	$250,306.21	$57,774.46	$325,000.00
James M. Poterba‡	$238,801.10	$57,774.46	$310,000.00
Maceo K. Sloan	$223,394.58	$57,774.46	$290,000.00
Laura T. Starks‡	$234,874.80	$57,774.46	$305,000.00
Total:	$2,387,637.63	$577,744.59	$3,100,000.00

†	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
*	Amounts deferred under the long-term compensation plan described below. Messrs. Berkley and Kenny, Prof. Poterba and Drs. Jacob and Starks elected to defer a portion of this compensation in accordance with the provisions of such plan.
‡

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended December 31, 2013, Mr. Berkley elected to defer $220,000, Mr. Kenny elected to defer $205,000, Prof. Poterba elected to defer $235,000, Dr. Jacob elected to defer $24,000 and Dr. Starks elected to defer $230,000 of total compensation earned from the TIAA-CREF Fund Complex.

CREF has a long-term compensation plan for Trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 for each Trustee are allocated on a notional basis to CREF Accounts and TIAA-CREF Funds chosen by the Trustee. Benefits will be paid after the Trustee leaves the Board in a lump sum or in annual installments over 5, 10, 15 or 20 years, as elected by the individual Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, Trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees, and allocate those amounts to the same options as under the long-term compensation plan, as chosen by the individual Trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as elected by the Trustee, after the Trustee leaves the Board. The compensation table above does not reflect any payments under the long-term compensation plan.

Trustees are compensated at the following rates which became effective January 1, 2012: an annual retainer of $150,000; an annual long-term compensation contribution of $75,000 (further described above); an annual committee chair fee of $20,000 ($25,000 for the Chairs of the Operations and Audit and Compliance Committees); an annual Board chair fee of $75,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee). The chair and members of the Executive Committee and the Special Emergency Valuation Committee do not normally receive fees for service on those committees. The Trustees may also receive special or ad hoc Board or committee fees, or related chair fees, as determined by the Board. In general, Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to retain and attract well-qualified Board members.

CREF has adopted a mandatory retirement policy for its Trustees. Under this policy, Trustees shall cease to be a member of the Board and resign their positions effective as of no later than the completion of the last scheduled in-person meeting of the Board while such person is 72 years of age. Such requirement may be waived with respect to one or more Trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board. The Trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

COMMITTEES

Every year the Board appoints Trustees to certain standing committees which assist the Board in its oversight of various aspects of CREF’s operations, and whose charters may be found at www.tiaa-cref.org/crefcommittees. In addition, the Board has established a special committee. These committees are:

(1)	An Audit and Compliance Committee, which assists the Board in fulfilling its oversight responsibilities for financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Board approval the appointment, compensation and termination of CREF’s independent registered public accounting firm. During the fiscal year ended December 31, 2013, the Audit and Compliance Committee held five meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Mr. Forrester, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission.*

(2)	A Corporate Governance and Social Responsibility Committee, which assists the Board in fulfilling its oversight responsibilities by reviewing the TIAA-CREF Policy Statement on Corporate Governance and any amendments thereto, and reviewing guidelines for the voting of proxies of securities held by the Accounts, and overseeing related matters and shareholder initiatives. During the fiscal year ended December 31, 2013, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(3)	An Executive Committee, which generally is vested with Board powers on matters that arise between Board meetings. During the fiscal year ended December 31, 2013, the Executive Committee held no meetings. The current members of the Executive Committee are Prof. Jackson (chair), Ms. Eckl, Ms. Macaskill and Mr. Sloan.

(4)	An Investment Committee, which assists the Board in fulfilling its oversight responsibilities regarding investment matters with respect to the Accounts. During the fiscal year ended December 31, 2013, the Investment Committee held five meetings. The current members of the Investment Committee are Mr. Berkley (chair), Ms. Eckl, Mr. Forrester, Dr. Jacob, Prof. Jackson, Mr. Kenny, Ms. Macaskill, Prof. Poterba, Mr. Sloan and Dr. Starks**

(5)	A Nominating and Governance Committee, which assists the Board in addressing internal governance matters of CREF, including nominating CREF officers and the members of the standing committees of the Board, recommending candidates for election as Trustees and reviewing the qualifications, performance and compensation of Trustees, and conducting evaluations of the Trustees and of the Board and its committees. During the fiscal year ended December 31, 2013, the Nominating and Governance Committee held six meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Mr. Forrester, Prof. Jackson, Ms. Macaskill, Mr. Sloan and Dr. Starks.***

(6)	An Operations Committee, which assists the Board in fulfilling its oversight responsibilities with respect to operational matters of the Accounts, including oversight of contracts with third-party service providers, and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2013, the Operations Committee held seven meetings. The current members of the Operations Committee are Ms. Macaskill (chair), Prof. Jackson, Dr. Jacob, Mr. Kenny, and Dr. Starks.****

(7)	A Special Emergency Valuation Committee (the “Special Valuation Committee”) of Trustees, which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by Investment Management or Advisors due to extraordinary circumstances. At least three members of the Board shall be needed to constitute the Special Valuation Committee, and the chair shall be the member who is the longest serving Trustee on the Board. During the fiscal year ending December 31, 2013, the Special Valuation Committee held no meetings.

*	Prof. Jackson will be a member and Mr. Berkley will no longer be a member effective July 15, 2014.
**	Mr. Kenny will become the Chair replacing Mr. Berkley as Chair effective July 15, 2014.
***	Dr. Starks will become the Chair replacing Dr. Jacob as Chair, and Dr. Jacob will no longer be a member effective July 15, 2014.
****	Mr. Berkley will be a member and Prof. Jackson will no longer be a member effective July 15, 2014.

BOARD MEETINGS

There were ten meetings of the Board during 2013. All current Trustees who served during 2013 attended at least 75 percent of the meetings of the Board and Board committees of which they were members.

TRUSTEE NOMINATION PROCESS

The Board has a Nominating and Governance Committee which is responsible for nominating candidates for the Board. The Nominating and Governance Committee considers recommendations from a variety of sources, including participating institutions and educational organizations.

The Committee may, from time to time, retain third-party search firms to identify nominee candidates whose competencies meet the criteria the Board deems important to CREF. In addition, the Committee may invite recommendations from the members of the CREF Board of Overseers, current Trustees and others.

The Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. Although CREF does not have a formal policy regarding diversity, in preparing a slate of Trustee candidates, the Nominating and Governance Committee seeks to ensure a broad, diverse representation of academic, business and professional experience and gender, race and age.

The Committee submits final nominations to the Board after consultation with the CREF Board of Overseers to the extent consistent with the 1940 Act and rules thereunder.

RECOMMENDATIONS FROM PARTICIPANTS REGARDING NOMINATIONS

Participants may submit recommendations to the Nominating and Governance Committee by forwarding the names and background of nominees to the Corporate Secretary of CREF by keying in candidate recommendations at the following website: www.tiaa-cref.org/crefnominee or mailing the information to the Corporate Secretary of CREF, 730 Third Ave, New York, NY 10017-3206.

QUALIFICATIONS OF NOMINEES

The Board has determined that it should be made up of individuals who can contribute sound business judgment to Board deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Board should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as Trustees without conflict with CREF. At least one Trustee should qualify as an audit committee financial expert for service on the Audit and Compliance Committee. Each Trustee should be prepared to devote substantial time and effort to CREF Board duties and should limit the number of his or her other board memberships in order to provide such service to CREF. Candidates for the Board should be individuals with an understanding of and affinity for academia, and a demonstrated ability to work in a constructive manner with other Board members and management.

When seeking to fill a specific opening on the Board, the Nominating and Governance Committee will consider the specific needs of the Board at the time to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Board.

A candidate for service as an independent Trustee must not be an “interested person,” as that term is defined in the 1940 Act, of CREF or Investment Management. Each candidate must provide such information requested by CREF as may be reasonably necessary to enable the Board to assess the candidate’s eligibility.

PARTICIPANT COMMUNICATIONS WITH TRUSTEES

Letters or e-mails from participants addressed to the Board or individual Trustees may be sent to the CREF Trustees c/o Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or their website: trustees@tiaa-cref.org. These communications will be forwarded to the Board’s Chairman in accordance with established policies concerning participant communications that have been approved by a majority of independent Trustees.

TRUSTEE ATTENDANCE AT PARTICIPANT MEETINGS

Trustees are expected to attend the participant meeting of CREF participants. If a Trustee is unavailable to attend the participant meeting, a reason must be provided. Each of the Trustees then in office attended the 2013 meeting.

PROPOSALS FOR ACTION AT FUTURE PARTICIPANT MEETINGS

We anticipate that the next meeting of participants will be held in 2018. Participant proposals to be presented at any future meeting of CREF participants must be received by CREF a reasonable time before CREF’s solicitation for that meeting in order for such proposals to be considered for inclusion in the proxy materials for that meeting.

II. RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has unanimously approved the selection of PricewaterhouseCoopers LLP as CREF’s Independent Registered Public Accounting Firm, and recommends that the participants of CREF ratify the selection thereof.

PricewaterhouseCoopers LLP (“PwC”) served as the independent registered public accounting firm (“Independent Auditor”) to CREF for the fiscal year ended December 31, 2013. Both the Audit and Compliance Committee and the Board, each of which consists solely of independent Trustees, have chosen to continue with the services of PwC for the fiscal year ending December 31, 2014. PwC was initially selected in 2005 following a competitive bidding process and has served as the Independent Auditor to CREF as well as to the other funds within the TIAA-CREF Fund Complex since that time.

In making its selection, the Audit and Compliance Committee discussed with PwC issues involving relationships among PwC, TIAA and the TIAA-CREF Fund Complex, and their affiliates, that could reasonably be thought to bear on PwC’s independence, and concluded that PwC was independent. PwC confirmed its independence to the Audit and Compliance Committee. As part of this process, the Audit and Compliance Committee considered that while PwC would also serve as the Independent Auditor for Investment Management, TIAA and Teachers Advisors, Inc., the investment adviser to the funds other than CREF that are in the TIAA-CREF Fund Complex, this would not compromise PwC’s independence. The Audit and Compliance Committee considered that this arrangement would produce a more cost-effective audit.

As CREF’s Independent Auditor, PwC will perform independent audits of CREF’s financial statements for the fiscal year ending December 31, 2014.

Representatives of PwC will attend the meeting and be available at the meeting to respond to questions, but it is not expected that they will make any statement at the meeting.

AUDIT FEES

For the fiscal years ended December 31, 2013 and December 31, 2012, PwC’s aggregate fees for the audit of the CREF’s annual financial statements were $698,500 and $1,004,000, respectively.

AUDIT-RELATED FEES

Audit-related fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under audit fees. CREF did not pay any fees to PwC for audit-related services for the fiscal years ended December 31, 2013, and 2012.

TAX FEES

CREF did not pay any fees to PwC for professional services related to tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2013 and 2012.

ALL OTHER FEES

For the fiscal years ended December 31, 2013 and December 31, 2012, PwC’s aggregate fees for all other services billed to CREF were $15,200 and $6,150, respectively.

PREAPPROVAL POLICY

The Audit and Compliance Committee has adopted a Preapproval Policy for External Audit Firm Services (“Policy”). The Policy describes the types of services that may be provided by the Independent Auditor to CREF without impairing the Independent Auditor’s independence. Under the Policy, the Audit and Compliance Committee (or its designated member) is required to preapprove certain services to be performed by CREF’s Independent Auditor in an effort to ensure that such services do not impair the Independent Auditor’s independence.

The Policy requires the Audit and Compliance Committee to appoint the Independent Auditor to perform the financial statement audit for CREF, including approving the terms of the engagement. The Policy also requires the Audit and Compliance Committee (or, with respect to non-audit services, its designated member) to preapprove the audit, audit-related and tax services to be provided by the Independent Auditor and the fees to be charged for provision of such services from year to year.

All services provided by the Independent Auditor for CREF and certain non-audit services provided by the Independent Auditor to CREF’s adviser or its affiliates for the fiscal years ended December 31, 2013 and 2012 were preapproved by the Audit and Compliance Committee (or its designated member, as appropriate) pursuant to the Policy.

AUDITOR FEES FOR RELATED ENTITIES

PwC’s fees for professional services rendered for non-audit related services to CREF and to its fund service providers for the fiscal years ended December 31, 2013, and 2012, were approximately $394,070 and $417,730, respectively.

III. ADDITIONAL INFORMATION

INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

Investment Management manages the assets in each CREF Account. It is a subsidiary of TIAA and provides its services to CREF at cost. Investment Management is registered as an investment adviser under the Investment Advisers Act of 1940.

CREF’s certificates are distributed by TIAA-CREF Individual & Institutional Services, LLC (“Services”), another subsidiary of TIAA that provides its services to CREF at cost. Services is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). TIAA provides administrative services to CREF. The TIAA Board of Overseers, a New York not-for-profit membership corporation, owns all of the stock of TIAA. The address for Investment Management, Services and TIAA is 730 Third Avenue, New York, New York 10017-3206.

IV. OTHER MATTERS

MEANS OF SOLICITING PROXIES

This proxy solicitation will be conducted mainly by the mailing of this proxy statement and accompanying proxy card beginning on or about June 10, 2014. Supplementary solicitations may be made by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. CREF bears all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the net assets of each Account.

BENEFICIAL OWNERSHIP

To the knowledge of CREF, no participant owned of record or beneficially 5% or more of the outstanding securities of CREF on April 30, 2014.

ANNUAL REPORTS

If you would like to see the most recent CREF semiannual and annual reports, you can visit the TIAA-CREF website at www.tiaa-cref.org, or use our online request form to order print versions electronically. You can also call 877 518-9161 or write to CREF at 730 Third Avenue, New York, New York 10017-3206, Attention: Imaging Services. These reports are furnished to participants without charge.

CREF-State-2014	A10790 (6/14)

College Retirement Equities Fund

Meeting of Participants to be held on July 15, 2014

This Proxy is solicited on behalf of the Board of Trustees

By signing this form, I authorize Roger W. Ferguson, Jr., Phillip T. Rollock, and Brandon Becker, singly or together, with power of substitution in each, to represent me and cast my vote at CREF’s meeting of Participants, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; (ii) in accordance with the trustees’ recommendations on the other subjects listed on this card; and (iii) at their discretion on any other matters that may properly come before the meeting, and any adjournment or postponement thereof. The CREF meeting of Participants will be held on Tuesday, July 15, 2014, at 1:00 p.m. at TIAA-CREF’s Charlotte Office, 8500 Andrew Carnegie Blvd., Charlotte, NC 28262.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to Computershare P.O. Box 9043, Smithtown, NY 11787-9833. Computershare has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot.

To vote via the Internet – go to www.proxy-direct.com To vote by telephone – dial 1 800 254-4997

Future Nominees:
To recommend future nominees please go to
tiaa-cref.org/crefnominee and type in suggestions for nominees. Alternatively you can send your recommendation to the Secretary of CREF, 730 Third Ave, New York, NY 10017-3206

  The Board of Trustees recommends a vote FOR items 1 and 2.

1. Election of Trustee Nominees (or, if any nominee is not available for election, such substitute as the Board of Trustees may designate):

☐    To vote FOR all Nominees    ☐    To vote AGAINST all Nominees    ☐    To vote to ABSTAIN for all Nominees            or to vote separately by Nominee below

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Forrest Berkley	☐	☐	☐	02	Nancy A. Eckl	☐	☐	☐	03	Michael A. Forrester	☐	☐	☐
04	Howell E. Jackson	☐	☐	☐	05	Nancy L. Jacob	☐	☐	☐	06	Thomas J. Kenny	☐	☐	☐
07	Bridget A. Macaskill	☐	☐	☐	08	James M. Poterba	☐	☐	☐	09	Maceo K. Sloan	☐	☐	☐
10	Laura T. Starks	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the selection of PricewaterhouseCoopers LLP as CREF’s independent registered public accounting firm.	☐	☐	☐

When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title.

Signature	Date

Important Notice Regarding Availability of Proxy Materials for CREF’s Meeting of Participants to be held on July 15, 2014

The Proxy Statement for this Meeting is Available at: www.proxy-direct.com/cre-25581

College Retirement Equities Fund

2014 Proxy Solicited by the Board of Trustees

You have the option of voting your proxies by mail, Internet, or telephone — it’s easy and confidential. Internet and telephone voting are available 24 hours per day, 7 days per week. If you vote via the Internet or by telephone, please do NOT mail back your proxy card. Your Internet or telephone vote authorizes the proxies named on the front of your proxy card to cast your votes in the same manner as if you marked, signed, dated, and returned your card.

All votes cast by telephone, Internet, or proxy card must be received by 1:00 p.m. (ET) on July 15, 2014.

IMPORTANT: CREF PROXY AND TIAA BALLOT HAVE DIFFERENT CONTROL NUMBERS

To vote via the Internet		To vote by telephone
1)	Visit the Internet voting site at www.proxy-direct.com.	1)	Dial 800 254-4997 on a touch-tone telephone. This is a toll-free call.
2)	Enter your 14-digit Control Number found in the shaded box on the front of the CREF ballot.
		2)	Enter your 14-digit Control Number found in the shaded box on the front of the CREF ballot.
3)	Enter your 8-digit code from the unshaded box on the front of your CREF ballot.
		3)	Enter your 8-digit code from the unshaded box on the front of your CREF ballot.
4)	Follow the instructions on the screen.
5)	Your vote will be confirmed at the end of the session.	4)	Follow the recorded instructions.
		5)	Your vote will be confirmed at the end of the session.

If you vote by mail, please use black or blue ink and mark an X in the appropriate boxes on the enclosed proxy card.

CREF-Buck-Domestic-2014

Make this your last paper proxy!

Sign up for electronic delivery of proxies and other documents.

Log on to www.tiaa-cref.org

TIAA-CREF PROXY WO# 25581 - TOUCH-TONE TELEPHONE VOTING SCRIPT

CREF DOMESTIC PROXY CARD	IVR Revision 05-29-14

Control Number	Security Code
581 9999 9001 099	9999 9999

WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-254-4997, THE PARTICIPANT HEARS:

THE INITIAL PROMPT:

“Thank you for calling the proxy voting line.”

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE PARTICIPANT ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE PARTICIPANT WILL HEAR THE FOLLOWING JOB SPECIFIC SPEECH:

“Okay, you’ll be voting your proxy for the Meeting of CREF Participants. The Board Recommends a vote “FOR” all proposals.”

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again…”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…”

THEN, MATCHING THE PARTICIPANT’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON EACH PROPOSAL:

“Proposal 1:     To vote FOR ALL nominees, Press 1.     AGAINST ALL nominees, press 2.     ABSTAIN for ALL nominees, press 3    Or to VOTE on the nominees Individually, press 4.”

IF THE PARTICIPANT PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:

“Okay, voting for all nominees”

IF THE PARTICIPANT PRESSES 2, TO VOTE AGAINST ALL NOMINEES THEY WILL HEAR:

“Okay, voting against all nominees”

IF THE PARTICIPANT PRESSES 3, TO VOTE ABSTAIN FOR ALL NOMINEES THEY WILL HEAR:

“Okay, voting abstain on all nominees”

IF THE PARTICIPANT PRESSES 4, TO VOTE INDIVIDUALLY ON EACH NOMINEE THEY WILL HEAR:

“Okay, lets vote on each nominee ”

“Nominee Number 1:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 2:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 3:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 4:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 5:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 6:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 7:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 8:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 9:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”
“Nominee Number 10:	To vote FOR Press 1;	AGAINST Press 2;	Or to ABSTAIN Press 3”

AFTER THE LAST NOMINEE IS INDIVIDUALLY VOTED, THE PARTICIPANT WILL HEAR:

“Okay, you’ve finished voting on all the nominees

THEN THE PARTICIPANT HEARS PROMPTS FOR THE OTHER APPLICABLE PROPOSALS:

“Proposal 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

WHEN THE PARTICIPANT HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE PARTICIPANT PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]

AFTER THE VOTE PLAYBACK, THE PARTICIPANT HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

“(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.

I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE PARTICIPANT PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.” [The system then prompts options to start over or change a specific proposal vote.]

AFTER THE PARTICIPANT’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting, goodbye.”

Enter your 14 digit control number from the shaded box on your notice or card:

Enter your 8 digit security code from the unshaded box on your notice or card:

Sample Proxy/Voting Instruction Card	Sample Notice

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Proposals	Mark All >

1.01	Election of Trustee Nominee Forrest Berkley	☐ For ☐ Against ☐ Abstain
1.02	Election of Trustee Nominee Nancy A. Eckl	☐ For ☐ Against ☐ Abstain
1.03	Election of Trustee Nominee Michael A. Forrester	☐ For ☐ Against ☐ Abstain
1.04	Election of Trustee Nominee Howell E. Jackson	☐ For ☐ Against ☐ Abstain
1.05	Election of Trustee Nominee Nancy L. Jacob	☐ For ☐ Against ☐ Abstain
1.06	Election of Trustee Nominee Thomas J. Kenny	☐ For ☐ Against ☐ Abstain
1.07	Election of Trustee Nominee Bridget A. Macaskill	☐ For ☐ Against ☐ Abstain
1.08	Election of Trustee Nominee James M. Poterba	☐ For ☐ Against ☐ Abstain
1.09	Election of Trustee Nominee Maceo K. Sloan	☐ For ☐ Against ☐ Abstain
1.10	Election of Trustee Nominee Laura T. Starks	☐ For ☐ Against ☐ Abstain
2	To ratify the selection of PricewaterhouseCoopers LLP as CREF’s independent registered public accounting firm.	☐ For ☐ Against ☐ Abstain

If you have questions regarding the voting process, please call 866-905-3470

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